Dear Shareholder:

During the summer months, signs were increasing that the U.S. economy was beginning to slow in response to earlier interest rate hikes. As a result, the Federal Open Market Committee (FOMC) kept interest rates unchanged at the conclusion of its meeting in late August. Investors applauded the steady monetary policy by pushing stock prices higher. By early September, investor sentiment began to turn negative. Oil prices were climbing amidst reports of low inventories. As investors grew more concerned that the rise in oil prices might lead to higher inflation, interest rates began to rise. OPEC's decision in early September to raise production did little to stop the steady climb. The U.S. government's decision to tap into the Strategic Petroleum Reserve helped break the price rise but oil prices still remained above $30 a barrel. The price increase incorporated a risk premium since the outbreak of violence in the Middle East awoke fears that these tensions might turn into a broader conflict that could lead to a disruption in oil supplies. Investor confidence was further undermined when corporations started to alert investors that earnings were falling short of earlier projections. Some companies cited a weaker-than-expected U.S. economy as the cause for slower growth in revenues. Others announced that higher energy costs were having a negative impact on earnings, while yet others stated that the strong U.S. dollar would lower their results. The steady stream of disappointing earnings reports, together with the heightened uncertainty about the outlook for inflation and economic growth, caused the market to sell off. The NASDAQ Composite, home to many convertible issuers, came under intense selling pressure. A brief rally at the end of October did not erase all of the losses. For the three months ended October 31st, the S&P 500 posted a modest total return of 0.18%, bringing the year-to-date total return to a negative 1.81%. The NASDAQ Composite sustained a loss of 17.19% for the same 10 months. Because of its income-orientation, Castle Convertible Fund has fared better and produced a total return of 9.94% on a NAV basis for the 10 months ended October 31st.

The issues that have been worrying investors in the fall are still bedeviling the financial markets. The bitterly contested vote-recount in the state of Florida has been yet another concern that has added to recent market volatility. We remain persuaded that the markets will stabilize in coming months as investors focus on the positive underlying fundamentals. In our opinion, the U.S. economy, while slowing, is still growing at a healthy 3%. The rise in energy prices has had a very limited impact on the overall rate of inflation and we expect any future passthrough effect will be very limited. As a result, we expect that interest rates will start to come down. While the growth in corporate profits will slow, we would emphasize that they remain high and are still increasing. We believe that Castle Convertible is well-positioned to reward its investors.

                                       Respectfully submitted,

                                       /s/ David D. Alger


                                       David D. Alger
                                       President

December 12, 2000


CASTLE CONVERTIBLE FUND, INC.
SCHEDULE OF INVESTMENTS
October 31, 2000

Principal     Corporate Convertible
  Amount       Bonds-31.7%                             Value
---------------------------------------------------------------

              BUSINESS SERVICES-1.8%
$  500,000    Getty Images Inc., Cv. Sub.
               Deb., 5.00%, 3/15/07(a)              $   375,625
 1,000,000    Getty Images Inc., Cv. Sub.
               Deb., 5.00%, 3/15/07                     751,250
                                                    -----------
                                                      1,126,875
                                                    -----------

              COMMUNICATIONS-5.1%
 1,950,000    Efficient Networks, Inc., Cv.
               Sub. Notes, 5.00%, 3/15/05             1,277,250
   750,000    Exodus Communications, Inc., Cv.
               Sub. Notes, 4.75%, 7/15/08(a)            856,406
 1,250,000    Nextel Communications, Inc., Cv.
               Sr. Notes, 5.25%, 1/15/10(a)           1,051,562
                                                    -----------
                                                      3,185,218
                                                    -----------

              COMMUNICATIONS EQUIPMENT-1.4%
 1,000,000    Redback Networks Inc., Cv. Sub.
               Notes, 5.00%, 4/1/07                     872,500
                                                    -----------

              COMPUTER RELATED & BUSINESS
               EQUIPMENT-2.0%
 1,250,000    CNET Networks Inc., Cv. Sub.
               Notes, 5.00%, 3/1/06                   1,279,688
                                                    -----------

              ENERGY-3.1%
 2,002,000    Kerr-McGee Corporation, Cv.
               Sub. Deb., 7.50%, 5/15/14              1,971,970
                                                    -----------

              HEALTH CARE-4.6%
 1,900,000    Affymetrix Inc., Cv. Sub.
               Notes, 4.75%, 2/15/07                  1,206,500
   500,000    Alpharma Inc., Cv. Sub. Notes,
               5.75%, 4/1/05                            731,875
   750,000    Sepracor Inc., Cv. Sub. Deb.,
               7.00%, 12/15/05                          935,625
                                                    -----------
                                                      2,874,000
                                                    -----------

              MANUFACTURING-1.8%
 1,250,000    Quanex Corporation, Cv. Sub.
               Deb., 6.88%, 6/30/07                   1,121,875
                                                    -----------

              PRINTING-3.0%
 1,695,000    Scholastic Corporation, Cv.
               Sub. Notes, 5.00%, 8/15/05(a)          1,901,366
                                                    -----------

              RESTAURANTS & LODGING-1.9%
 1,500,000    Hilton Hotels Corp., Cv. Sub.
               Notes, 5.00%, 5/15/06                  1,216,875
                                                    -----------

              RETAILING-2.3%
 1,500,000    Genesco Inc., Cv. Sub. Notes,
               5.50%, 4/15/05(a)                      1,470,938
                                                    -----------

              SEMICONDUCTORS-4.7%
   500,000    ASM Lithography Holdings N.V.,
               Cv. Sub. Notes, 4.25%,
               11/30/04(a)                              506,875
   500,000    Lattice Semiconductor
               Corporation, Cv. Sub.
               Notes, 4.75%, 11/1/06(a)                 772,500
   750,000    Photronics Inc., Cv. Sub. Notes,
               6.00%, 6/1/04                            764,062
$  500,000    Semtech Corporation, Cv.
               Sub. Notes, 4.50%, 2/1/07(a)         $   480,625
   500,000    Vitesse Semiconductor
               Corporation, Cv. Sub. Notes,
               4.00%, 3/15/05(a)                        450,000
                                                    -----------
                                                      2,974,062
                                                    -----------

              Total Corporate Convertible Bonds
               (Cost $19,089,165)                    19,995,367
                                                    -----------


              Convertible Preferred
  Shares       Securities-31.8%
----------

              AEROSPACE & AIRLINES-3.0%
    40,000    Coltec Capital Trust, 5.25%,
               Cv. Pfd.                               1,910,000
                                                    -----------

              COMMUNICATIONS-3.2%
    20,000    Entercom Communications
              Capital Trust, 6.25%, Cv. Pfd.          1,185,000
     1,600    McLeodUSA Incorporated,
               6.75%, Cv. Pfd., Series A                831,800
                                                    -----------
                                                      2,016,800
                                                    -----------

              ENERGY-9.0%
    15,000    Hanover Compressor Capital
               Trust, 7.25%, Cv. Pfd.(a)              1,477,500
    25,000    Newfield Financial Trust I,
               6.50%, Cv. Pfd., Series A              1,475,000
    20,000    SEI Trust I, 6.25%, Cv. Pfd.,
               Series A                               1,216,250
    35,000    Weatherford International (EVI)
               Inc., 5.00%, Cv. Sub. Pfd.
               Equivalent Deb.                        1,531,250
                                                    -----------
                                                      5,700,000
                                                    -----------

              FINANCIAL SERVICES-3.4%
    60,000    CNB Capital Trust I, 6.00%, Cv.
               Pfd.                                   2,115,000
                                                    -----------

              FOODS & BEVERAGES-2.7%
    35,000    Wendy's Financing Inc., $2.50,
               Term Cv. Pfd., Series A                1,715,000
                                                    -----------

              RAILROADS-2.2%
    30,000    Canadian National Railway
               Company, 5.25%, Cv. Pfd.               1,425,000
                                                    -----------

              REAL ESTATE-1.7%
    40,000    Prologis Trust, 7.00%, Cv.
               Pfd. B                                 1,075,000
                                                    -----------

              UTILITIES-6.6%
    25,000    Calpine Capital Trust III, Term
               Income Deferrable, 5.00%, Cv.
               Pfd.(a)                                1,400,000
    35,000    El Paso Energy Capital Trust I,
               4.75%, Cv. Pfd. C                      2,747,500
                                                    -----------
                                                      4,147,500
                                                    -----------
              Total Convertible Preferred
               Securities (Cost $16,682,799)         20,104,300
                                                    -----------


              Mandatory Convertible
  Shares       Securities-8.8%                         Value
---------------------------------------------------------------

              COMMUNICATIONS-2.6%
    10,000    Cox Communications, Inc., 7.75%
               Exch. Sub. Deb., 11/29/29(b)         $   777,500
    15,000    Cox Communications, Inc., 7.00%
               Income Prides, 8/16/02 (b)               877,500
                                                    -----------
                                                      1,655,000
                                                    -----------

              ENERGY-6.2%
    20,000    Apache Corporation, $2.015
               Depositary Shares, 5/15/02 (b)           950,000
    15,000    Dominion Resources Inc.,
               9.50% Premium Income Pfd.
               11/16/04(b)                              882,188
    60,000    Enron Corp., 7.00%
               Exchangable Notes, 7/31/02(b)          2,051,250
                                                    -----------
                                                      3,883,438
                                                    -----------

              Total Mandatory Convertible
               Securities (Cost $4,253,213)           5,538,438
                                                    -----------

              Common Stocks-8.7%

              COMMUNICATIONS
       456    McLeodUSA Incorporated Cl.A*                8,780
                                                    -----------

              UTILITIES-8.7%
    28,000    American Electric Power
               Company, Inc.                          1,162,000
    30,000    GPU, Inc.                                 991,875
    50,000    OGE Energy Corp.                        1,028,125
    40,000    RGS Energy Group, Inc.                  1,180,000
    43,400    Xcel Energy Inc.                        1,109,412
                                                    -----------
                                                      5,471,412
                                                    -----------

              Total Common Stocks
               (Cost $4,065,802)                      5,480,192
                                                    -----------


Principal     Short-Term Corporate
  Amount       Notes-19.2%                             Value
---------------------------------------------------------------

$  700,000    ANC Rental Funding Corp.,
               6.52%, 11/16/00                      $   698,096
 2,000,000    Countrywide Home Loans, Inc.,
               6.52%, 11/21/00                        1,992,749
 2,400,000    General Re Corporation, 6.47%,
               11/30/00                               2,387,487
 2,300,000    Homeside Lending, Inc., 6.49%,
               11/2/00                                2,299,583
 2,500,000    Merrill Lynch & Co., Inc., 6.49%,
               11/30/00                               2,486,925
 2,260,000    Schering Corporation, 6.42%,
               11/20/00                               2,252,341
                                                    -----------
              Total Short-Term Corporate Notes
               (Cost $12,117,181)                    12,117,181
                                                    -----------

Total Investments
 (Cost $56,208,160)(c)                    100.2%     63,235,478
Liabilities in Excess of Other Assets       (.2)       (128,674)
                                          ---------------------
Net Assets                                100.0%    $63,106,804
                                          =====================

--------------------
*     Non-income producing security.
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b) These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.
(c) At October 31, 2000, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $56,208,160, amounted to $7,027,318, which consisted of aggregate gross unrealized appreciation of $7,937,034 and aggregate gross unrealized depreciation of $909,716.


                     See Notes to Financial Statements.


CASTLE CONVERTIBLE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000


ASSETS:
  Investments in securities, at value (cost $56,208,160
   see accompanying schedule of investments                                 $63,235,478
  Cash                                                                           41,734
  Receivable for investment securities sold                                   1,884,368
  Dividends and interest receivable                                             436,036
  Prepaid expenses                                                               14,265
                                                                            -----------
      Total Assets                                                           65,611,881

LIABILITIES:
  Payable for investment securities purchased                $2,411,243
  Investment advisory fees payable                               41,775
  Directors' fees payable                                         3,425
  Accrued expenses                                               48,634
                                                             ----------
      Total Liabilities                                                       2,505,077
                                                                            -----------

NET ASSETS applicable to 2,236,003 outstanding shares of
 $0.01 par value (10,000,000 shares authorized)                             $63,106,804
                                                                            ===========
NET ASSET VALUE PER SHARE                                                   $     28.22
                                                                            ===========

STATEMENT OF OPERATIONS
For the year ended October 31, 2000


INVESTMENT INCOME:

  Income:
    Interest                                                                $ 1,711,302
    Dividends                                                                 2,067,247
                                                                            -----------
      Total Income                                                            3,778,549
  Expenses:
    Investment advisory fees-Note 2(a)                       $  477,305
    Professional fees                                            43,063
    Shareholder reports                                          40,199
    Directors' fees                                              32,000
    Custodian and transfer agent fees                            26,343
    Bookkeeping fees                                             18,000
    Miscellaneous                                                18,549
                                                             ----------

      Total Expenses                                                            655,459
                                                                            -----------
NET INVESTMENT INCOME                                                         3,123,090
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                            1,397,465
  Net change in unrealized appreciation (depreciation)
   on investments                                             3,626,001
                                                             ----------
  Net realized and unrealized gain (loss) on investments                      5,023,466
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $ 8,146,556
                                                                            ===========

                     See Notes to Financial Statements.


CASTLE CONVERTIBLE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             Year Ended           Year Ended
                                                                          October 31, 2000     October 31, 1999
                                                                          ----------------     ----------------

FROM INVESTMENT ACTIVITIES:
  Net investment income                                                     $ 3,123,090          $ 2,957,745
  Net realized gain on investments                                            1,397,465              641,934
  Net change in unrealized appreciation (depreciation) on investments         3,626,001            1,732,506
                                                                            --------------------------------
      Net increase in net assets resulting from operations                    8,146,556            5,332,185
                                                                            --------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                                                      (2,951,523)          (3,264,564)
  Net realized gains                                                           (670,801)            (111,800)
                                                                            --------------------------------
      Total dividends                                                        (3,622,324)          (3,376,364)
                                                                            --------------------------------
      Net increase in net assets                                              4,524,232            1,955,821

NET ASSETS:
  Beginning of year                                                          58,582,572           56,626,751
                                                                            --------------------------------
  End of year (including undistributed net investment income
   of $276,272 and $104,705, respectively)                                  $63,106,804          $58,582,572
                                                                            ================================

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year


                                                                    Year Ended October 31,
                                                    -------------------------------------------------------
                                                     2000        1999        1998        1997        1996
                                                    -------------------------------------------------------

Net asset value, beginning of year                  $ 26.20     $ 25.32     $ 30.08     $ 29.54     $ 28.39
                                                    -------------------------------------------------------
Net investment income                                  1.40        1.32        1.39        1.54        1.56
Net realized and unrealized gain (loss) on
 investments                                           2.24        1.07       (2.36)       2.08        1.89
                                                    -------------------------------------------------------
Total from investment operations                       3.64        2.39       (0.97)       3.62        3.45
                                                    -------------------------------------------------------
Dividends from net investment income                  (1.32)      (1.46)      (1.49)      (1.60)      (1.59)
Distributions from net realized gains                 (0.30)      (0.05)      (2.30)      (1.48)      (0.71)
                                                    -------------------------------------------------------
      Total Distributions                             (1.62)      (1.51)      (3.79)      (3.08)      (2.30)
                                                    -------------------------------------------------------
Net asset value, end of year                        $ 28.22     $ 26.20     $ 25.32     $ 30.08     $ 29.54
                                                    =======================================================
Market value, end of year                           $ 22.75     $ 21.00     $ 22.75     $ 25.75     $ 25.38
                                                    =======================================================

Total investment return based on
 market value per share                               16.51%      (1.29%)      1.66%      14.01%       8.14%
                                                    =======================================================

Ratios and Supplemental Data:
  Net assets, end of year (000's omitted)           $63,107     $58,583     $56,627     $67,252     $66,050
                                                    =======================================================
  Ratio of expenses to average net assets              1.06%       1.02%       1.04%       1.00%       1.03%
                                                    =======================================================
  Ratio of net investment income to average net
   assets                                              5.05%       5.05%       5.00%       5.26%       5.44%
                                                    =======================================================
  Portfolio Turnover Rate                             68.55%      60.65%      52.99%      57.58%      63.68%
                                                    =======================================================

                     See Notes to Financial Statements.


CASTLE CONVERTIBLE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1-Summary of Significant Accounting Policies:

      Castle Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, closed-end management investment company. The Fund's investment adviser is Fred Alger Management, Inc. (the "Adviser").

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation-Investments in securities are valued at 4:00 p.m. Eastern time. Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Directors. Short-term corporate notes are valued at amortized cost which approximates market value.

(b) Securities Transactions and Investment Income-Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Dividends to Shareholders-Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

(d) Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no federal income tax provision is required.

(e) Other-These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2-Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees-Fees incurred by the Fund, pursuant to the provisions of an Investment Advisory Contract (the "Contract") with the Adviser, are payable monthly and computed at an annual rate of .75% based on the Fund's average weekly net asset value.

      The Contract further provides that if in any fiscal year the aggregate expenses of the Fund (excluding interest, brokerage commissions, taxes and extraordinary expenses) should exceed 1.5% of the first $30 million of average net assets and 1.0% of the average net assets of the Fund over $30 million, the Adviser will reimburse the Fund for such excess expenses. For the year ended October 31, 2000, no reimbursement was required pursuant to the Contract. For the year ended October 31, 2000, the total investment advisory fee charged to the Fund amounted to $447,305, and the Adviser received $18,000 for bookkeeping services supplied to the Fund at cost.

(b) Transfer Agent Fees-Alger Shareholder Services, Inc. ("Alger
Services"), an affiliate of the Adviser, serves as transfer agent for the Fund. During the year ended October 31, 2000, the Fund incurred fees of approximately $11,700 for services provided by Alger Services and reimbursed Alger Services approximately $3,500 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) Directors' Fees-Certain directors and officers of the Fund are directors and officers of the Adviser and Alger Services. The Fund pays each director who is not affiliated with the Adviser or its affiliates an annual fee of $8,000, payable quarterly, which is reduced proportionately by any meetings not attended during the quarter.

(d) Other Transactions With Affiliates-At October 31, 2000, the Adviser and its affiliates owned 445,226 shares of the Fund.

NOTE 3-Securities Transactions:

      During the year ended October 31, 2000, purchases and sales of investment securities, excluding short-term securities, aggregated $37,086,357 and $45,903,658, respectively.

NOTE 4-Components of Net Assets:

      At October 31, 2000, the Fund's net assets consisted of:


Paid-in capital                         $54,012,068
Undistributed net investment income         276,272
Undistributed net realized gain           1,791,146
Net unrealized appreciation               7,027,318
                                        -----------
NET ASSETS                              $63,106,804
                                        ===========


                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Castle Convertible Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities of Castle Convertible Fund, Inc. (a Delaware Corporation), including the schedule of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Castle Convertible Fund, Inc. as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended,
in conformity with accounting   principles generally accepted in the United
States.


                                       ARTHUR ANDERSEN LLP


New York, New York
December 8, 2000



Castle Convertible Fund, Inc.


Board of Directors

Fred M. Alger, Chairman
David D. Alger
Charles F. Baird, Jr.
Roger P. Cheever
Lester L. Colbert, Jr.
Stephen E. O'Neil
Nathan E. Saint-Amand
B. Joseph White
---------------------------------------------------------------------------

Investment Adviser

Fred Alger Management, Inc.
1 World Trade Center
Suite 9333
New York, N.Y. 10048
---------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, N.J. 07302-9811
---------------------------------------------------------------------------

Results of the Annual Meeting of Shareholders
The annual meeting of the shareholders of the Fund was held on December 5, 2000. The following matters were submitted to a shareholder vote and approved:

(i) the election or reelection of the following directors of the Fund: Fred
M. Alger, David D. Alger, Charles F. Baird, Jr., Roger P. Cheever, Lester
L. Colbert, Jr., Stephen E. O'Neil, Nathan E. Saint-Amand, and B. Joseph White. Each of the candidates elected or reelected received at least 1,963,241 affirmative votes and no more than 20,653 votes were withheld for any candidate. There were 37,387 abstentions.

(ii) the ratification of the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending October 31, 2001:
For-2,005,787; Against-13,025; Abstain-15,598
---------------------------------------------------------------------------

This report was prepared for distribution to shareholders and to others who may be interested in current information concerning the Fund. It was not prepared for use, nor is it circulated in connection with any offer to sell, or solicitation of any offer to buy, any securities.




Castle Convertible Fund, Inc.



                                Annual Report
                              October 31, 2000



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